UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) November 7, 2012

ARES CAPITAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland	000-50697	33-1089684
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

245 Park Avenue, 44th Floor, New York, NY	10167
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 750-7300

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On November 7, 2012, Ares Capital Corporation (the “Company”) issued a press release announcing that, in connection with an inbound inquiry from a fundamental institutional investor, it agreed to issue an additional $40 million aggregate principal amount of its unsecured 4.75% Convertible Senior Notes due 2018 (the “New Convertible Senior Notes”).  The New Convertible Senior Notes will be issued as additional notes under the indenture pursuant to which, on October 10, 2012, the Company issued $230 million in aggregate principal amount of its unsecured 4.75% Convertible Senior Notes due 2018 (the “Existing Convertible Senior Notes,” and together with the New Convertible Senior Notes, the “Convertible Senior Notes”).  The New Convertible Senior Notes will be treated as a single series with the Existing Convertible Senior Notes under the indenture and will have the same terms as the Existing Convertible Senior Notes.  The New Convertible Senior Notes will have the same CUSIP number and will be fungible with the Existing Convertible Senior Notes.  The closing is subject to a number of customary closing conditions.  A copy of the press release is filed herewith as Exhibit 99.1 and incorporated herein by reference.

As a result of the issuance of the New Convertible Senior Notes, the Company expects that the restrictive legend on the Convertible Senior Notes will not be removed prior to the 365th day after the date the New Convertible Senior Notes are issued.  Accordingly, the Company expects to pay additional interest on the Convertible Senior Notes for a short period of time following October 10, 2013, which amount is not expected to be material.

Neither the Convertible Senior Notes nor the common stock that may be issued upon conversion thereof will be registered under the Securities Act of 1933 (the “Securities Act”). Neither the Convertible Senior Notes nor the common stock that may be issued upon conversion thereof may be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act.

The information disclosed under this Item 8.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference into any filing made under the Securities Act, except as expressly set forth by specific reference in such filing.

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits:

Exhibit Number	Description

99.1	Press Release, dated as of November 7, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARES CAPITAL CORPORATION

Date: November 7, 2012

	By:	/s/ Penni F. Roll
	Name:	Penni F. Roll
	Title:	Chief Financial Officer

Exhibit Index

Exhibit Number	Description

99.1	Press Release, dated as of November 7, 2012.